UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

January 25, 2005

Date of Report

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard Pasadena, California		91103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s news release dated January 25, 2005, regarding its preliminary financial results for the fourth quarter and fiscal year ending January 1, 2005, along with earnings guidance for the current quarter and 2005 fiscal year, is attached hereto as Exhibit 99.1. This information is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its financial results during a webcast and teleconference call today at 2:00 p.m. (EDT). To access our webcast and teleconference call, please go to our website at http://www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

On January 25, 2005, Avery Dennison Corporation issued a news release announcing its preliminary financial results for the fourth quarter and fiscal year ending January 1, 2005, along with earnings guidance for the current quarter and 2005 fiscal year, as set forth in Exhibit 99.1.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; foreign exchange rates; worldwide and local economic conditions; selling prices; impact of legal proceedings, including the U.S. Department of Justice criminal investigation, as well as the European Commission and Canadian Department of Justice investigations, into competitive practices in the label stock industry and any related proceedings or lawsuits pertaining to these investigations or to the subject matter thereof; impact of epidemiological events on the economy and the Company’s customers and suppliers; successful integration of acquired companies; financial condition and inventory strategies of customers; development, introduction and acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company’s SEC filings.

The information presented in this news release reflects preliminary financial results, as the audit has not yet been completed. Under Section 404 of the Sarbanes-Oxley Act, new integrated audit requirements will not be met until the Company has completed all of the steps necessary to file these financial statements with the SEC.

The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) potential adverse developments in legal proceedings and/or investigations regarding competitive conditions in the label stock industry; (2) the degree to which higher raw material costs can be passed on to customers through price increases, without a significant loss of volume; (3) the impact of economic conditions on underlying demand for the Company’s products, particularly in the U.S. and Western Europe; and (4) availability and cost of certain components used to manufacture adhesives used in some products sold by the Company, an extended shortage of which could disrupt production, resulting in a potentially significant loss of revenue and earnings.

For a more detailed discussion of these and other factors, see the Exhibit 99.1 “Cautionary Statement For Purposes Of The Safe Harbor Provisions Of The Private Securities Litigation Reform Act Of 1995” in the Company’s Form 10-K, filed on March 11, 2004. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: January 25, 2005	By:	/s/ Daniel R. O’Bryant
	Name:	Daniel R. O’Bryant
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	News release dated January 25, 2005.